UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023

CAMBELL INTERNATIONAL HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-214469	98-1310024
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1-17-1 Zhaojia Road
Xinglongtai District
Panjin City, Liaoning Province
People's Republic of China	124000
(Address of principal executive offices)	(Zip Code)

+86 15842767931

(Registrant’s telephone number, including area code)

BITMIS CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 4.01	Item 4.01 Changes in Registrant's Certifying Accountant.	1

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 8, 2020, the Board of Directors of Bitmis Corp. (the “Company”) received a resignation letter from Zhong Xiong Chen as a member of the Board of Directors. Further, on July 8, 2020, the Board of Directors received another resignation from Li When Chen as a member of the Board of Directors and chief financial officer/treasurer of the Company. As a result of the Covid-19 pandemic in the People’s Republic of China where the Company’s business operations and principal place of business were located, the Company was unable to continue its operations and became a dormant company until April 22, 2022.

On April 12, 2022, the Eighth Judicial District Court in Clark County, Nevada Case No: A-22-849683-B appointed Custodian Ventures LLC (“Custodian Ventures”), managed by David Lazar, as the Company’s custodian. Upon the appointment of Mr. Lazar as the sole officer, chief executive officer/president, chief financial officer/treasurer and secretary, and as the sole director, all former officers and directors of the Company had either previously resigned or resigned effective with his appointments.

Through Mr. Lazar’s manager position in Custodian Ventures in its capacity as custodian for the Company, including Mr. Lazar’s appointment as the sole officer and director, on July 19, 2022, Mr. Lazar filed the Company’s annual report on Form 10-K for fiscal year ended June 30, 2022, together with an auditor’s report and consent from BF Borgers CPA, PC (“BF Borgers”).

On December 5, 2022, a current report on Form 8-K was filed announcing that on September 22, 2022, as a result of a private transaction (the “2022 Transaction”), 10,000,000 shares of series A preferred stock of the Company were transferred from Custodian Ventures to Xiaoyan Yuan (“Xiaoyan Yuan”). As a result, Xiaoyan Yuan became the holder of 90% of the voting rights of the issued and outstanding share capital of the Company. The current report on Form 8-K further disclosed that simultaneously David Lazar resigned effective immediately as the sole officer and director and Xiaoyan Yuan was appointed as the new chief executive officer/president, chief financial officer/treasurer and secretary, and sole director of the Company.

On December 30, 2022, a current report on Form 8-K was filed announcing that on December 30, 2022, Cambell International Holding Limited, a corporation organized under the laws of the British Virgin Islands (“Cambell International”), entered into a share exchange agreement with the Company and the shareholders of Cambell International to acquire all the issued and outstanding capital of Cambell International in exchange for the issuance by the Company of an aggregate of 1,000,000 shares of its common stock to certain shareholders (“Reverse Acquisition”). As a condition of closing of the Reverse Acquisition, Xiaoyan Yuan transferred to the shareholders of Cambell International an aggregate 9,000,000 shares of the Company’s series A preferred stock held of record by Xiaoyan Yuan. After the Reverse Acquisition, Cambell International became a wholly-owned subsidiary of the Company on December 30, 2022.

The December 30, 2022 current report on Form 8-K contained the auditor’s opinion and consent from WWC, PC (“WWC”) as Campbell International’s auditor. Subsequently, WWC was engaged as the Company’s independent auditor and performed review procedures for the quarterly reports on Form 10-Q for the quarters ended December 31, 2022 and March 31, 2023.

Effective as of January 30, 2023, BF Borgers tendered its resignation as the Company’s independent registered public accounting firm. BF Borger’s audit report on the Company’s financial statements as of and for the fiscal year ended June 30, 2022, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended June 30, 2022, contained an uncertainty about the Company’s ability to continue as a going concern.

There was no 8-K filed to reflect the resignation of BF Borgers effective as of January 30, 2023, or the appointment of WWC as the Company’s independent auditor effective as of January 30, 2023.

Since BF Borger’s appointment as the Company’s independent auditor until the effective date of its resignation on January 30, 2023, there were: (i) no disagreements between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreement in its report on the financial statements for such year; and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BF Borgers with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that BF Borgers furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of BF Borgers’ letter dated August 8, 2023 is attached as Exhibit 16.1 hereto.

Effective as of January 30, 2023, the Board engaged WWC as the Company’s independent registered public accounting firm. The Board also engaged WWC to act as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023.

During the fiscal year ended June 30, 2022, and in the subsequent period through June 30, 2023, neither the Company nor anyone acting on its behalf has consulted with WWC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report nor oral advice provided to the Company by WWC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from BF Borgers CPA PC dated August 8, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2023

/s/ Xiuzhi Sun
	Name:	Xiuzhi Sun
	Title:	Chief Executive Officer

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